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                                                                    EXHIBIT 99.2

                                              ANNEX I
                                                 to
                              Amended and Restated Declaration of Trust


                                    TERMS OF

                7.5% SERIES A AND SERIES B CONVERTIBLE PREFERRED
                                   SECURITIES

                                       and

                     7.5% SERIES A AND B CONVERTIBLE COMMON
                                   SECURITIES

     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust dated as of December 20, 2001 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Purchase Agreement (as defined in the Declaration)):

1.   Designation and Number.

     (a) Preferred Securities. An aggregate of 4,000,000 Preferred Securities of the Trust in two series with an aggregate liquidation preference with respect to the assets of the Trust of two hundred million dollars ($200,000,000), and a liquidation preference with respect to the assets of the Trust of $50 per Preferred Security, of which 1,400,000 Preferred Securities are hereby designated for the purposes of identification only as "7.5% Series A Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security)" (the "Series A Preferred Securities") and 2,600,000 Preferred Securities are hereby designated for the purpose of identification only as "7.5% Series B Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security)" (the "Series B Preferred Securities" and, together with the Series A Preferred Securities, the "Preferred Securities"). The Preferred Security Certificates evidencing the Series A Preferred Securities and Series B Preferred Securities shall be substantially in the form attached hereto as Exhibit A-1 and Exhibit A-2, respectively, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Preferred Securities are listed. The term "Preferred Securities" as used herein means all Preferred Securities (irrespective of series unless otherwise specified).

     (b) Common Securities. An aggregate of 123,712 Common Securities of the Trust in two series with an aggregate liquidation amount with respect to the assets of the Trust of six million one hundred eighty five thousand six hundred dollars ($6,185,600), and a liquidation amount with respect to the assets of the Trust of $50 per Common Security, of which 43,299 Common Securities are hereby designated for the purposes of identification only as "7.5% Series A Convertible Common Securities (liquidation amount $50 per Convertible Common Security)" (the "Series A Common Securities") and 80,413 Common Securities are hereby

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designated for the purposes of identification only as "7.5% Series B Convertible
Common Securities (liquidation amount of $50 per Convertible Common Security)" (the "Series B Common Securities" and, together with the Series A Common Securities, the "Common Securities"). The Common Security Certificates evidencing the Series A Common Securities and the Series B Common Securities shall be substantially in the form attached hereto as Exhibit A-3 and Exhibit A-4, respectively, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The term "Common Securities" as used herein means all Common Securities (irrespective of series unless otherwise specified).

2.   Distributions.

     (a) Distributions payable on each Security will be fixed at a rate per annum of 7.5% (as such rate may be increased and thereafter decreased as below provided, the "Coupon Rate") of the stated liquidation amount of $50 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Pursuant to the Registration Rights Agreement the Sponsor has agreed for the benefit of the Holders of the Preferred Securities and the Debentures that (i) it will, at its cost, prior to May 20, 2002 file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Common Stock (other than shares of Common Stock which have been sold or transferred pursuant to Rule 144 under the Securities Act) issued or issuable upon conversion of the Preferred Securities and the Debentures, (ii) prior to August 19, 2002, such Shelf Registration Statement shall be declared effective by the Commission and (iii) the Sponsor will maintain such Shelf Registration Statement continuously effective under the Securities Act for the period provided in the Registration Rights Agreement. If the Sponsor fails to comply with any of clauses (i) through (iii) above (a "Registration Default") then, at such time, additional Distributions (in the form of an increase in the Coupon Rate of 0.50% (50 basis points) per annum) will accrue and be payable on the Preferred Securities; provided that if the Registration Default consists or is the result of the occurrence of any event contemplated by paragraph 3(c)(ii)(3) of the Registration Rights Agreement, such Registration Default shall not be deemed to have occurred until the expiration of 30 days after the date of the occurrence of such event if the Sponsor determines in its good faith judgment that the disclosure of such event would have a material adverse effect on the business, operations or prospects of the Sponsor, or would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction and the Trust and the Sponsor thereafter promptly comply with the requirements of paragraph 3(i) of the Registration Rights Agreement. Such increase in the Coupon Rate will remain in effect from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, on which date the Coupon Rate on the Preferred Securities will revert to the distribution rate originally borne by the Preferred Securities. Subject to paragraph 2(b) below, Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period

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shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     (b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the
Debentures: March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 2002, when, if and as funds are legally available therefor, except as otherwise described below. The Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Sponsor may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be one day prior to the relevant payment dates, except as otherwise described in this Annex I to the Declaration. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Hearst-Argyle Television, Inc. Series A Common Stock pursuant to the terms of the Securities as set forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; provided that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into Hearst-Argyle Television, Inc. Series A Common Stock following such record date.

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     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined in paragraph 9 below) among the Holders of the Securities.

3.   Liquidation Distribution Upon Dissolution.

     In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Securities will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities of the same series, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, Debentures in an aggregate principal amount equal to the Liquidation Distribution shall be distributed on a Pro Rata basis to the Holders of the Securities of the corresponding series in exchange for such Securities.

     If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 9.

4.   Redemption and Distribution.

     (a) Upon the repayment or payment of the Debentures in whole or in part, whether at maturity or upon redemption or otherwise, the proceeds from such repayment or redemption shall be simultaneously applied to redeem Securities of the corresponding series having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures of such series so repaid or redeemed at a redemption price for each Security equal to the applicable redemption price per $50 principal amount of Debentures of such series plus any accrued and unpaid Distributions thereon through the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days' notice of such redemption. Upon the repayment of the Debentures at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Securities of the corresponding series, in whole, upon not less than 30 nor more than 60 days' notice.

     (b) If fewer than all the outstanding Securities of either series are to be so redeemed, the corresponding series of the Common Securities and Preferred Securities will be redeemed Pro Rata.

     (c) If, at any time, a Tax Event shall occur and be continuing, the Sponsor shall cause the Administrative Trustees to dissolve the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause Debentures to be distributed to the Holders of the Securities of the corresponding series in liquidation of the Trust within 90 days following the

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occurrence of such Tax Event (the "90 Day Period"); provided that such dissolution and distribution shall be conditioned on (i) the Administrative Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of such dissolution and distribution of Debentures, and (ii) the Sponsor being unable to avoid such Tax Event within such 90 Day Period by taking some ministerial action or pursuing some other reasonable measure that, in the sole judgment of the Sponsor, will have no adverse effect on the Trust, the Sponsor or the Holders of the Securities and will involve no material cost ("Ministerial Action").

     If (i) the Sponsor has received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel (reasonably acceptable to the Administrative Trustees) experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Sponsor would be precluded from deducting the interest on any of the Debentures for United States federal income tax purposes, even after the Debentures were distributed to the Holders of Preferred Securities upon dissolution of the Trust as described in this paragraph 4(c), or (ii) the Administrative Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion, the Sponsor shall have the right, upon not less than 30 nor more than 60 days' notice, and within 90 days following the occurrence of such Tax Event, to redeem the Debentures in whole (but not in part) for cash, at par plus accrued and unpaid interest and, following such redemption, after paying or making reasonable provisions to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act all the Securities of the corresponding series will be redeemed by the Trust at the liquidation preference of $50 per Security plus accrued and unpaid Distributions; provided that if at the time there is available to the Sponsor or the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, the Trust or the Sponsor will pursue such Ministerial Action in lieu of redemption. Upon the occurrence of a Tax Event, the Sponsor may also elect to cause the Preferred Securities to remain outstanding and pay Additional Interest (as defined in the Indenture) on the Debentures.

     "Tax Event" means that the Sponsor shall have received an opinion of a nationally recognized independent tax counsel (reasonably acceptable to the Administrative Trustees) experienced in such matters (a "Dissolution Tax Opinion") to the effect that as a result of (a) any amendment to, or change (including any announced prospective change (which shall not include a proposed change), provided that a Tax Event shall not occur more than 90 days before the effective date of any such prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority therefor or therein, or (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of the Direct Placement Memorandum), which amendment or change is effective or which interpretation or pronouncement is announced on or after the date of the Direct Placement Memorandum, there is more than an insubstantial risk that (i) the Trust or any portion thereof is or will be subject to United States federal income tax with respect to interest received on the Debentures, (ii) interest paid in cash by the Sponsor to the

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Trust on any of the Debentures is not or will not be deductible by the Sponsor for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

     If an Investment Company Event (as hereinafter defined) shall occur and be continuing, the Sponsor shall cause the Administrative Trustees to dissolve the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause the Debentures to be distributed to the Holders of the Securities of the corresponding series in liquidation of the Trust within 90 days following the occurrence of such Investment Company Event.

     "Investment Company Event" means the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), to the effect that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Direct Placement Memorandum.

     After the date fixed for any distribution of Debentures of either series:
(i) the Securities of the corresponding series will no longer be deemed to be outstanding and (ii) any certificates representing Securities of such series will be deemed to represent Debentures of the corresponding series having an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

     (d) The Securities will not be redeemed unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e) Promptly and in any event within five Business Days after the occurrence of a Change of Control, the Sponsor will give written notice thereof (a "Change of Control Notice") to the Holders of Preferred Securities, which Change of Control Notice shall (a) refer specifically to this paragraph 4(e),
(b) describe the Change of Control in reasonable detail and specify the Change of Control Redemption Date and the Response Date (as respectively defined below) in respect thereof and (c) offer to redeem all Preferred Securities at the price specified below on the date therein specified (the "Change of Control Redemption Date"), which shall be a Business Day not more than 90 days after the date of such Change of Control Notice. Each Holder of Preferred Securities will notify the Sponsor of such Holder's acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Sponsor on or before the date for such notice specified in such Change of Control Notice (the "Response Date"), which specified date shall be not less than 30 days nor more than 60 days after the date of such Change of Control Notice. The Sponsor shall redeem on the Change of Control Redemption Date all of the Preferred Securities held by the Holders as to which such offer has been so accepted, at the redemption price of $50 for each Preferred Security, together with Distributions accrued thereon to the Change of Control Redemption Date, without any premium. If any Holder shall reject such offer or fail to accept such offer on or before the Response Date, such

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Holder shall be deemed to have waived its rights under this paragraph 4(e) to require redemption of all Preferred Securities held by such Holder in respect of such Change of Control but not in respect of any subsequent Change of Control.

     "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York or Wilmington, Delaware are authorized or required by law or executive order to remain closed.

     "Change of Control" means that (a) an aggregate of at least 35% of the outstanding shares of common stock, considered as one class, of the Sponsor shall cease to be owned beneficially by The Hearst Corporation and Permitted Transferees and (b) The Hearst Corporation and Permitted Transferees, collectively, shall cease to be able to elect a majority of the members of the Board of Directors of the Sponsor (or such greater number of the members of such Board of Directors as at the time shall be necessary, under the Certificate of Incorporation and by-laws of the Sponsor, to approve all actions requiring approval of such Board of Directors assuming full attendance by all members of such Board of Directors at a meeting thereof).

     "Permitted Transferees" means (a) The Hearst Corporation or any other corporation into which The Hearst Corporation shall be merged or consolidated or to which all or substantially all of the assets of The Hearst Corporation shall be transferred (collectively, "Hearst"), and (b) any corporation, partnership, trust, limited liability company or other entity a majority of the equity securities of which are owned or controlled, directly or indirectly, by Hearst.

     (f) Redemption or Distribution Procedures.

     (i) Notice of any redemption of (other than pursuant to paragraph 4(e) above), or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

     (ii) In the event that fewer than all the outstanding Securities of either series are to be redeemed or exchanged, the Securities of such series to be redeemed or exchanged shall be redeemed or exchanged Pro Rata from each Holder of the corresponding series of Common Securities and Preferred Securities.


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     (iii) If Securities of either series are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures of the corresponding series are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then, provided that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of such series of the Debentures of such series, the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the redemption price, but without interest on such redemption price. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

     (iv) Redemption/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to the Holders of the Securities.

     (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor will not and will not permit any of its Controlled Affiliates to purchase or otherwise acquire outstanding Preferred Securities, except for redemptions and upon conversion as provided in this Annex I.

5. Conversion Rights.

     The Holders of Securities shall have the right at any time, at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Hearst-Argyle Television, Inc. Series A Common Stock in the manner described herein on and subject to the following terms and conditions:

     (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Hearst-Argyle Television, Inc. Series A Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures of the corresponding series theretofore held by the Trust on the basis of one Security per $50 principal amount of Debentures of the corresponding series, and


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immediately convert such amount of Debentures into fully paid and nonassessable shares of Hearst-Argyle Television, Inc. Series A Common Stock at an initial rate of 2.005133 shares of Hearst-Argyle Television, Inc. Series A Common Stock per $50 principal amount of Series A Debentures (which is equivalent to a conversion price of $24.9360 per share of Hearst-Argyle Television, Inc. Series A Common Stock), and 1.972262 shares of Hearst-Argyle Television, Inc. Series A Common Stock per $50 principal amount of Series B Debentures (which is equivalent to a conversion price of $25.3516 per share of Hearst-Argyle Television, Inc. Series A Common Stock), in each case, subject to certain adjustments set forth in the terms of the Debentures (as so adjusted, "Conversion Price").

     (b) In order to convert Securities into Hearst-Argyle Television, Inc. Series A Common Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together with such certificates, accompanied by a written instrument of transfer duly executed by the Holder or such Holder's attorney duly authorized in writing. The Conversion Request shall
(i) set forth the number and series of Securities to be converted and the name or names, if other than the Holder, in which the shares of Hearst-Argyle Television, Inc. Series A Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures of the corresponding series held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into Hearst-Argyle Television, Inc. Series A Common Stock (at the conversion rate for such series specified in the preceding paragraph). So long as any Securities of a series are outstanding, the Trust shall not convert any Debentures of the corresponding series, except pursuant to Conversion Requests duly executed and delivered from time to time to the Conversion Agent by a Holder or Holders of Securities of such series. The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures of the corresponding series held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures of such series for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Sponsor of the Holder's election to convert such Debentures into shares of Hearst-Argyle Television, Inc. Series A Common Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such Securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such Distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Securities (including any Additional Interest accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Hearst-Argyle Television, Inc. Series A Common Stock issued upon such conversion. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a notice of conversion relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Hearst-Argyle Television, Inc. Series A Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Hearst-Argyle Television, Inc. Series A Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of

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Hearst-Argyle Television, Inc. Series A Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

     (c) Each Holder of a Security by his acceptance thereof appoints Wilmington Trust Company "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures of the corresponding series held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of such Debentures into Hearst-Argyle Television, Inc. Series A Common Stock and thereupon to deliver such shares of Hearst-Argyle Television, Inc. Series A Common Stock in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures of the same series for any resulting unconverted principal amount.

     (d) No fractional shares of Hearst-Argyle Television, Inc. Series A Common Stock will be issued as a result of conversion, but in lieu thereof such fractional interest will be paid in cash by the Sponsor to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

     (e) The Sponsor shall at all times reserve and keep available out of its authorized and unissued Hearst-Argyle Television, Inc. Series A Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Hearst-Argyle Television, Inc. Series A Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Sponsor shall be entitled to deliver upon conversion of Debentures, shares of Hearst-Argyle Television, Inc. Series A Common Stock reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued shares of Hearst-Argyle Television, Inc. Series A Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Hearst-Argyle Television, Inc. Series A Common Stock issued or delivered upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Hearst-Argyle Television, Inc. Series A Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for those created or suffered to exist by the Holder and except for United States withholding taxes. Each of the Sponsor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Hearst-Argyle Television, Inc. Series A Common Stock (and all requirements to list the Hearst-Argyle Television, Inc. Series A Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Sponsor to lawfully issue Hearst-Argyle Television, Inc. Series A Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the Hearst

Argyle Television, Inc. Series A Common Stock to each Holder upon conversion of the Securities.

     (f) The Sponsor will pay any and all capital, transfer and withholding taxes that may be payable in respect of the issue or delivery of shares of Hearst-Argyle Television, Inc. Series A Common Stock on conversion of Debentures and the delivery of the shares of Hearst-Argyle Television, Inc. Series A Common Stock by the Trust upon conversion of the Securities. The Sponsor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Hearst-Argyle Television, Inc. Series A Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

     (g) Nothing in the preceding paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or as set forth in this Annex I to the Declaration or pursuant to the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

     (h) Notwithstanding anything in this Annex I to the Declaration to the contrary, any Securities held by The Hearst Corporation, a Delaware corporation ("Hearst"), or any Affiliate of Hearst (together with Hearst, a "Hearst Entity"), shall not be convertible in accordance with the provisions of this
Section 5, if the effect of such conversion by a Hearst Entity would be to issue to all Hearst Entities that number of shares of Hearst-Argyle Television, Inc. Series A Common Stock which is more than the maximum number of shares that may be issued without the approval of the Sponsor's stockholders pursuant to the New York Stock Exchange's Shareholders Approval Policy (section 312.03(b)) of the Listed Company Manual, unless such approval has been obtained in accordance with the requirements of such Policy.

6.   Voting Rights - Preferred Securities.

     (a) Except as provided under paragraphs 6(b) and 8, in the Business Trust Act and as otherwise required by law, the Declaration and the Indenture, the Holders of the Preferred Securities will have no voting rights.

     (b) In addition to the rights of the Holders of the Preferred Securities with respect to the enforcement of payment of principal and interest on the Debentures set forth herein, in the Declaration or in the Indenture, if (i) the Trust fails to make Distributions in full on a series of the Preferred Securities for six consecutive quarterly Distribution periods (whether or not an Extension Period is in effect), (ii) an Event of Default occurs and is continuing or (iii) the Sponsor defaults under the Guarantee (each of (i), (ii) and (iii) being an "Appointment Event"), then the Holders of the Preferred Securities, acting as a single class, will be entitled by the vote of a Majority in liquidation amount of the Preferred Securities to appoint a Special Administrative Trustee in accordance with Section 5.6(a)(ii)(B) of the Declaration. Any Holder of Preferred Securities (other than the Sponsor or any of its Controlled Affiliates) will be entitled to nominate any Person to be appointed as Special Administrative Trustee. For purposes of determining whether the Trust has failed to make Distributions in full for six consecutive quarterly Distribution periods, Distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative Distributions have been or contemporaneously are paid with respect to all quarterly Distribution periods terminating on or prior to the date of payment of such cumulative Distributions. Not later than 30 days after such right to appoint a Special Administrative Trustee arises, the Administrative Trustees will convene a meeting for the purpose of appointing a Special Administrative Trustee. If the Administrative Trustees fail to convene such meeting within such 30-day period, the Holders of not less than 10% in aggregate liquidation amount of the Preferred Securities will be entitled to convene such meeting in accordance with Section 12.2 of the Declaration. The record date for such meeting will be the close of business on the Business Day that is one Business Day before the day on which notice of the meeting is sent to the Holders. The provisions of the Declaration relating to the convening and conduct of the meetings of the Holders will apply with respect to any such meeting.

     (c) Any Special Administrative Trustee so appointed shall cease to be a Special Administrative Trustee if the Appointment Event pursuant to which the Special Administrative Trustee was appointed and all other Appointment Events cease to be continuing. A Special Administrative Trustee may be removed without cause at any time by vote of the Holders of a Majority in liquidation amount of the Preferred Securities at a meeting of the Holders of the Preferred Securities in accordance with Section 5.6(a)(ii)(B) of the Declaration. The Holders of 10% in liquidation amount of the Preferred Securities will be entitled to convene such a meeting in accordance with Section 12.2 of the Declaration. The record date for such meeting will be the close of business on the Business Day which is one Business Day before the day on which the notice of meeting is sent to Holders. Notwithstanding the appointment of a Special Administrative Trustee, the Sponsor shall retain all rights under the Indenture, including the right to extend the interest payment period on the Debentures. During any such Extension Period any failure to make a scheduled interest payment on the date originally scheduled shall not constitute an Event of Default.

     (d) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture or otherwise, (iii) exercise any right to rescind or annul a declaration that the principal of all of the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture, where such consent shall be required, provided that, where a consent under the Indenture would require the consent or act of the holders of greater than a majority in aggregate principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation preference of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not, and none of the other Trustees shall in any event, revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities.

Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities, under this paragraph unless the Property Trustee has obtained an opinion of a nationally recognized independent tax counsel to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

     (e) If the Property Trustee is the sole holder of the Debentures, any Holder of Preferred Securities may, to the fullest extent permitted by law, institute suit on behalf of the Trust for the enforcement of the right to receive payment of the principal of and interest on the Debentures of the corresponding series on or after the Stated Maturity (as defined in the Indenture) of such Debentures of such series or, in the case of redemption, on the Redemption Date (as defined in the Indenture), and the right to convert the Debentures in accordance with the Indenture. In addition, the Holders of at least 25% in aggregate liquidation amount of Preferred Securities outstanding shall be entitled to institute any other proceeding in the event the Debenture Trustee or the Property Trustee fails to do so in accordance with the terms of the Indenture.

     (f) In addition to any other rights of the Holders provided herein or in the Declaration, if the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Preferred Securities may, to the fullest extent permitted by law, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Sponsor, to enforce the rights of the Property Trustee, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

     (g) Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

     No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Controlled Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

7.   Voting Rights - Common Securities.

     (a) Except as provided under paragraphs 7(b) and (c) and paragraph 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b) The Holders of the Common Securities are entitled, in accordance with
Article V of the Declaration, to vote to appoint, remove or replace any Trustee, subject to the exclusive right of the Holders of the Preferred Securities to appoint, remove or replace a Special Administrative Trustee.

     (c) Subject to Section 2.2 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to (i) direct the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture or (iii) exercise any right to rescind or annul a declaration that the principal of all Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities, except by a subsequent vote of the Holders of the Common Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities, under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Common Securities may, to the fullest extent permitted by law, after a period of 30 days has elapsed from such Holder's written request to the Property Trustee to enforce such rights, institute a legal proceeding directly against the Sponsor, to enforce the Property Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

     Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

     No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

8.   Amendments to Declaration and Indenture.

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Holders of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in
Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in liquidation amount of the Securities, voting together as a single class, provided that the rights of Holders of Preferred Securities under Article V of the Declaration to appoint, remove or replace a Special Administrative Trustee shall not be amended without the consent of each Holder of Preferred Securities and provided further that if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

     (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a majority in liquidation amount of the Securities voting as a single class; provided that where a consent under the Indenture would require a consent of holders of more than a majority of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation preference of the Securities; provided further that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

9.   Pro Rata.

     A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata among all of the Securities, Preferred

Securities, Common Securities or Preferred or Common Securities of a particular series, as the case may be, according to the respective liquidation amounts of such Securities, in relation to the aggregate liquidation amount of all outstanding Securities, Preferred Securities, Common Securities or Preferred or Common Securities of a particular series, as the case may be, unless, on any distribution date or redemption date an Event of Default under the Declaration has occurred and is continuing, in which case no payment of any distribution on, or amount payable upon redemption of, any Common Security and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid distributions on all outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the Preferred Securities, the full amount of such amount in respect of all outstanding Preferred Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all distributions on, or the amount payable upon redemption of Preferred Securities then due and payable.

10.  Ranking.

     The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

11.  Acceptance of Securities Guarantees and Indenture.

     Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture which is incorporated by reference herein and which includes, among other things, provisions relating to certain rights of the Holders of the Preferred Securities all as set forth therein.

12.  No Preemptive Rights.

     The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

13.  Miscellaneous.

     These terms constitute a part of the Declaration.

     The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1
                                FORM OF SERIES A
                               PREFERRED SECURITY

     THIS SECURITY (OR ITS PREDECESSOR), ANY CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

Certificate Number                       Number of Series A Preferred Securities

PPN: 42242# AA 4
                          Series A Preferred Securities

                                       of

                           Hearst-Argyle Capital Trust

     7.5% Series A Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security)

     Hearst-Argyle Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ________________________________ (the "Holder") is the registered owner of preferred securities of the Trust representing beneficial interests in the Trust designated the 7.5% Series A Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security) (the "Series A Preferred Securities"). The Series A Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series A Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of December 20, 2001, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Series A Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Distributions payable on each Series A Preferred Security will be fixed at a rate per annum of 7.5% (the "Coupon Rate") of the stated liquidation preference of $50 per Series A Preferred Security, such rate being the rate of interest payable on the Sponsor's 7.5% Convertible Junior Subordinated Deferrable Interest Debentures, Series A, Due 2016 (the "Series A Debentures") to be held by the Property Trustee. Under certain circumstances described in the

Declaration the Coupon Rate may be increased by 0.50% (50 basis points) per annum during a Registration Default. Subject to the Declaration, Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Series A Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     Except as otherwise described below, distributions on the Series A Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 2002, when, if and as funds are legally available therefor, to Holders of record one day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Series A Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Series A Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions with respect to the Series A Preferred Securities will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Series A Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Series A Preferred Securities shall be redeemable as provided in the Declaration.

     The Series A Preferred Securities shall be convertible by the Conversion Agent acting on behalf of the Holder into shares of Hearst-Argyle Television, Inc. Series A Common Stock, through (i) the exchange of Series A Preferred Securities for a portion of the Series A Debentures and (ii) the immediate conversion of such Series A Debentures into Hearst-Argyle Television, Inc. Series A Common Stock, in the manner and according to the terms set forth in the Declaration.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder will be deemed to have made the representations as to the Holder's source of funds set forth in Section 6.2 of the Purchase Agreement as more fully provided in Section 9.1(d) of the Declaration.

     By acceptance, the Holder agrees to treat, for United states federal income tax purposes, the Series A Debentures as indebtedness and the Series A Preferred Securities as evidence of indirect beneficial ownership in the Series A Debentures.

     Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Series A Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has executed this certificate this day of ____________, 20__.

                           HEARST-ARGYLE CAPITAL TRUST

                           By
                              -------------------------------------------------
                              Name:
                              Title: Administrative Trustee

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Series A Preferred Securities referred to in the within-mentioned Declaration.


Dated: _________, 20__


                           WILMINGTON TRUST COMPANY,
                           as Property Trustee



                           By
                              -------------------------------------------------
                              Authorized Signatory

                               CONVERSION REQUEST

To:  Wilmington Trust Company, as Property
     Trustee of Hearst-Argyle Capital Trust

     The undersigned owner of these Series A Preferred Securities hereby irrevocably exercises the option to convert these Series A Preferred Securities, or the portion below designated, into Series A Common Stock of Hearst-Argyle Television, Inc. (the "Hearst-Argyle Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration") dated as of December 20, 2001, by David J. Barrett, Harry T. Hawks and Jonathan C. Mintzer, as Administrative Trustees, Wilmington Trust Company, as Delaware Trustee and as Property Trustee, Hearst-Argyle Television, Inc., as Sponsor, and by the Holders, from time to time, of beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Series A Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Series A Preferred Securities for a portion of the Series A Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Series A Debentures on behalf of the undersigned, into Hearst-Argyle Common Stock (at the conversion rate specified in the terms of the Series A Preferred Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

     Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Series A Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Hearst-Argyle Common Stock issuable upon conversion of the Series A Preferred Securities.

Date:____________, 20__

             in whole __                            in part __
                                                    Number of Series A
                                                    Preferred Securities to be
                                                    converted: -------------

     If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Hearst-Argyle Common Stock are to be issued, along with the address or addresses of such person or persons

     ----------------------------------------------------

     ----------------------------------------------------

     ----------------------------------------------------

                      ---------------------------------------------------------
                      Signature (for conversion only)

                      Please Print or Typewrite Name and Address,
                      Including Zip Code, and Social Security or Other Identifying Number

                      ---------------------------------------------------------

                      ---------------------------------------------------------

                      ---------------------------------------------------------

                      Signature Guarantee:*
                                           ------------------------------------



----------------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                              --------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Series A Preferred Security to:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
agent to transfer this Series A Preferred Security on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

Signature:_________________________________

(Sign exactly as your name appears on the other side of this Series A Preferred Security Certificate)

Signature Guarantee:**____________________________________________




----------------------

** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                               ------------------

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF RESTRICTED SERIES A PREFERRED SECURITIES

This certificate relates to _________Series A Preferred Securities held by the undersigned.

(A) The undersigned has requested the Property Trustee by written order to exchange or register the transfer of a Series A Preferred Security or Series A Preferred Securities.

(B) The undersigned confirms that such Securities are being (check one box below):

    (1) [ ] acquired for the undersigned's own account, without transfer (in compliance with Section 9.2 of the Declaration); or

    (2) [ ] transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

    (3) [ ] transferred in a transaction that is exempt from registration under the Securities Act of 1933; or

    (4)  [  ] transferred pursuant to Rule 144 of the Securities Act of 1933.

Unless one of the boxes in (B) above is checked, the Property Trustee will refuse to register any of the Series A Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3) or (4) is checked, the Property Trustee may require, prior to registering any such transfer of the Series A Preferred Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                    -------------------------------------------
                                    Signature

Signature Guarantee:***


----------------------------------  -------------------------------------------
Signature must be guaranteed        Signature


--------------------------------------------------------------------------------

----------------------

*** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP,all in accordance with the Securities Exchange Act of 1934, as amended.)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing these Series A Preferred Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:

__________, 20__                  ----------------------------------------------
                                  ----------------------------------------------
                                  NOTICE: To be executed by an
                                          executive officer

                                   EXHIBIT A-2
                                FORM OF SERIES B
                               PREFERRED SECURITY

     THIS SECURITY (OR ITS PREDECESSOR), ANY CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE ISSUED IN EXCHANGE FOR THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

Certificate Number                       Number of Series B Preferred Securities

PPN: 42242# AB 2
                          Series B Preferred Securities

                                       of

                           Hearst-Argyle Capital Trust

     7.5% Convertible Series B Preferred Securities (liquidation preference $50 per Convertible Series B Preferred Security)


     Hearst-Argyle Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ________________________________ (the "Holder") is the registered owner of preferred securities of the Trust representing beneficial interests in the Trust designated the 7.5% Convertible Series B Preferred Securities (liquidation preference $50 per Convertible Series B Preferred Security) (the "Series B Preferred Securities"). The Series B Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series B Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of December 20, 2001, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Series B Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Series B Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Series B Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

Distributions payable on each Series B Preferred Security will be fixed at a rate per annum of 7.5% (the "Coupon Rate") of the stated liquidation preference of $50 per Series B Preferred Security, such rate being the rate of interest payable on the Sponsor's 7.5% Convertible Subordinated Deferrable Interest Debentures, Series B, due 2021 (the "Series B Debentures") to be held by the Property Trustee. Under certain circumstances described in the Declaration the Coupon Rate may be increased by 0.50% (50 basis points) per annum during a Registration Default. Subject to the Declaration, Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Series B Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     Except as otherwise described below, distributions on the Series B Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 2002, when, if and as funds are legally available therefor, to Holders of record one day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Series B Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Series B Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions with respect to the Series B Preferred Securities will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Series B Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Series B Preferred Securities shall be redeemable as provided in the Declaration.

     The Series B Preferred Securities shall be convertible by the Conversion Agent acting on behalf of the Holder into shares of Hearst-Argyle Television, Inc. Series A Common Stock, through (i) the exchange of Series B Preferred Securities for a portion of the Series B Debentures and (ii) the immediate conversion of such Series B Debentures into Hearst-Argyle Television, Inc. Series A Common Stock, in the manner and according to the terms set forth in the Declaration.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder will be deemed to have made the representations as to the Holder's source of funds set forth in Section 6.2 of the Purchase Agreement as more fully provided in Section 9.1(d) of the Declaration.

     By acceptance, the Holder agrees to treat, for United states federal income tax purposes, the Series B Debentures as indebtedness and the Series B Preferred Securities as evidence of indirect beneficial ownership in the Series B Debentures.

     Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Series B Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has executed this certificate this day of ____________, 20__.

                                      HEARST-ARGYLE CAPITAL TRUST

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title: Administrative Trustee

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Series B Preferred Securities referred to in the within-mentioned Declaration.

 Dated: _________, 20__

                                      WILMINGTON TRUST COMPANY,
                                      as Property Trustee


                                      By
                                      ------------------------------------------
                                        Authorized Signatory

                               CONVERSION REQUEST

To:  Wilmington Trust Company, as Property Trustee of Hearst-Argyle Capital
     Trust

     The undersigned owner of these Series B Preferred Securities hereby irrevocably exercises the option to convert these Series B Preferred Securities, or the portion below designated, into Series A Common Stock of Hearst-Argyle Television, Inc. (the "Hearst-Argyle Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration") dated as of December 20, 2001, by David J. Barrett, Harry T. Hawks and Jonathan C. Mintzer, as Administrative Trustees, Wilmington Trust Company, as Delaware Trustee and as Property Trustee, Hearst-Argyle Television, Inc., as Sponsor, and by the Holders, from time to time, of beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Series B Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Series B Preferred Securities for a portion of the Series B Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Series B Debentures on behalf of the undersigned, into Hearst-Argyle Common Stock (at the conversion rate specified in the terms of the Series B Preferred Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

     Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Series B Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Hearst-Argyle Common Stock issuable upon conversion of the Series B Preferred Securities.

Date:____________, 20__

            in whole __            in part __
                                   Number of Series B Preferred Securities to be
                                   converted:
                                              -------------

     If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Hearst-Argyle Common Stock are to be issued, along with the address or addresses of such person or persons

---------------------------------------------

---------------------------------------------

---------------------------------------------

                                -----------------------------------------------
                                Signature (for conversion only)
                                Please Print or Typewrite Name and Address,
                                Including Zip Code, and Social Security or Other Identifying Number

                                -----------------------------------------------

                                -----------------------------------------------

                                -----------------------------------------------

                                Signature Guarantee:*
                                                      -------------------------

------------------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                              --------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Series B Preferred Security to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Insert address and zip code of assignee) and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
agent to transfer this Series B Preferred Security on the books of the Trust. The agent may substitute another to act for him or her.

Date: _________________

Signature:_________________

(Sign exactly as your name appears on the other side of this Series B Preferred Security Certificate)

Signature Guarantee:**____________________________________________



---------------------------

** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                               ------------------

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF RESTRICTED SERIES B PREFERRED SECURITIES

This certificate relates to _________ Series B Preferred Securities held by the undersigned.

(A) The undersigned has requested the Property Trustee by written order to exchange or register the transfer of a Series B Preferred Security or Series B Preferred Securities.

(B) The undersigned confirms that such Securities are being (check one box below):

     (1)  [ ]   acquired for the undersigned's own account, without transfer
                (in compliance with Section 9.2 of the Declaration); or

     (2)  [ ]   transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3)  [ ]   transferred in a transaction that is exempt from registration under the Securities Act of 1933; or

     (4)  [ ]   transferred pursuant to Rule 144 of the Securities Act of 1933.

Unless one of the boxes in (B) above is checked, the Property Trustee will refuse to register any of the Series B Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3) or (4) is checked, the Property Trustee may require, prior to registering any such transfer of the Series B Preferred Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                      -----------------------------------------
                                      Signature

Signature Guarantee:***

----------------------------------    -----------------------------------------
Signature must be guaranteed                          Signature

-------------------------------------------------------------------------------

----------------------------------



--------------------------

*** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing these Series B Preferred Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:__________, 20__                -----------------------------------------
                                      ------------------------------------------
                                      NOTICE: To be executed by an
                                              executive officer

                                   EXHIBIT A-3
                                FORM OF SERIES A
                                 COMMON SECURITY

     THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.

     OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF HEARST-ARGYLE TELEVISION, INC.

Certificate Number                              Number of Common Securities

                           Series A Common Securities

                                       of

                           Hearst-Argyle Capital Trust

                   7.5% Series A Convertible Common Securities
            (liquidation amount $50 per Convertible Common Security)

     Hearst-Argyle Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ________________________________ (the "Holder") is the registered owner of common securities of the Trust representing beneficial interests in the Trust designated the 7.5% Series A Convertible Common Securities (liquidation amount $50 per Convertible Common Security) (the "Series A Common Securities"). The Series A Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series A Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of December 20, 2001, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Series A Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Distributions payable on each Series A Common Security will be fixed at a rate per annum of 7.5% (the "Coupon Rate") of the stated liquidation amount of $50 per Series A Common Security, such rate being the rate of interest payable on the Sponsor's 7.5% Convertible

Subordinated Deferrable Interest Debentures, Series A, due 2016 (the "Series A Debentures") to be held by the Property Trustee. Subject to the Declaration, Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Series A Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

     Except as otherwise described below, distributions on the Series A Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 2002, when, if and as funds are legally available therefor, to Holders of record one (1) day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Series A Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Series A Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions with respect to the Series A Common Securities will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Series A Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Series A Common Securities shall be redeemable as provided in the Declaration.

     The Series A Common Securities shall be convertible by the Conversion Agent acting on behalf of the Holder into shares of Hearst-Argyle Television, Inc. Series A Common Stock, through (i) the exchange of Series A Common Securities for a portion of the Series A Debentures and (ii) the immediate conversion of such Series A Debentures into Hearst-Argyle Television, Inc. Series A Common Stock, in the manner and according to the terms set forth in the Declaration.

     Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat for United States federal income tax purposes the Series A Debentures as indebtedness and the Series A Common Securities as evidence of indirect beneficial ownership in the Series A Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this day of __________, 20__.

                                      HEARST-ARGYLE CAPITAL TRUST

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title: Administrative Trustee

                               CONVERSION REQUEST

To:      Wilmington Trust Company,
         as Property Trustee of
         Hearst-Argyle Capital Trust

     The undersigned owner of these Series A Common Securities hereby irrevocably exercises the option to convert these Series A Common Securities, or the portion below designated, into Series A Common Stock of HEARST-ARGYLE TELEVISION, INC. (the "Hearst-Argyle Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration") dated as of December 20, 2001, by David J. Barrett, Harry T. Hawks and Jonathan C. Mintzer, as Administrative Trustees, Wilmington Trust Company, as Delaware Trustee and as Property Trustee, and Hearst-Argyle Television, Inc., as Sponsor, and by the Holders, from time to time, of beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Series A Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Series A Common Securities for a portion of the Series A Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Series A Debentures on behalf of the undersigned, into Hearst-Argyle Common Stock (at the conversion rate specified in the terms of the Series A Common Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

     Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Series A Common Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Hearst-Argyle Series A Common Stock issuable upon conversion of the Series A Common Securities.

Date:  _____________, 20__

       in whole __                    in part __
                                      Number of Series A Common Securities to be converted: ____________________

       If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Hearst-Argyle Common Stock are to be issued, along with the address or addresses of such person or persons

            -------------------------------------------

-------------------------------------------------

-------------------------------------------------

                                -----------------------------------------------
                                Signature (for conversion only)

                                Please Print or Typewrite Name and Address,
                                Including Zip Code, and Social Security or Other Identifying Number

                                -----------------------------------------------

                                -----------------------------------------------

                                -----------------------------------------------

                                Signature Guarantee:*
                                                     --------------------------


--------------------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                              --------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Series A Common Security Certificate to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Series A Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:  _________________

Signature:_________________

(Sign exactly as your name appears on the other side of this Series A Common Security Certificate)

Signature Guarantee:**____________________________________________


-------------------

** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                   EXHIBIT A-4
                                FORM OF SERIES B
                                 COMMON SECURITY

           THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.

           OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF HEARST-ARGYLE TELEVISION, INC.

Certificate Number                              Number of Common Securities

                           Series B Common Securities

                                       of

                           Hearst-Argyle Capital Trust

                   7.5% Series B Convertible Common Securities
            (liquidation amount $50 per Convertible Common Security)

           Hearst-Argyle Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ________________________________ (the "Holder") is the registered owner of common securities of the Trust representing beneficial interests in the Trust designated the 7.5% Series B Convertible Common Securities (liquidation amount $50 per Convertible Common Security) (the "Series B Common Securities"). The Series B Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series B Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of December 20, 2001, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Series B Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

           Distributions payable on each Series B Common Security will be fixed at a rate per annum of 7.5% (the "Coupon Rate") of the stated liquidation amount of $50 per Series B Common Security, such rate being the rate of interest payable on the Sponsor's 7.5% Convertible

Subordinated Deferrable Interest Debentures, Series B, due 2021 (the "Series B Debentures") to be held by the Property Trustee. Subject to the Declaration, Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Series B Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

           Except as otherwise described below, distributions on the Series B Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 2002, when, if and as funds are legally available therefor, to Holders of record one (1) day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Series B Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Series B Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") and, as a consequence of such deferral, Distributions with respect to the Series B Common Securities will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Series B Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

           The Series B Common Securities shall be redeemable as provided in the Declaration.

           The Series B Common Securities shall be convertible by the Conversion Agent acting on behalf of the Holder into shares of Hearst-Argyle Television, Inc. Series A Common Stock, through (i) the exchange of Series B Common Securities for a portion of the Series B Debentures and (ii) the immediate conversion of such Series B Debentures into Hearst-Argyle Television, Inc. Series A Common Stock, in the manner and according to the terms set forth in the Declaration.

           Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

           By acceptance, the Holder agrees to treat for United States federal income tax purposes the Series B Debentures as indebtedness and the Series B Common Securities as evidence of indirect beneficial ownership in the Series B Debentures.

           IN WITNESS WHEREOF, the Trust has executed this certificate this day of __________, 20__.

                           HEARST-ARGYLE CAPITAL TRUST

                           By
                              ---------------------------
                            Name:
                            Title:

                               CONVERSION REQUEST

To:      Wilmington Trust Company,
         as Property Trustee of
         Hearst-Argyle Capital Trust

           The undersigned owner of these Series B Common Securities hereby irrevocably exercises the option to convert these Series B Common Securities, or the portion below designated, into Series A Common Stock of HEARST-ARGYLE TELEVISION, INC. (the "Hearst-Argyle Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration") dated as of December 20, 2001, by David J. Barrett, Harry T. Hawks and Jonathan C. Mintzer, as Administrative Trustees, Wilmington Trust Company, as Delaware Trustee and as Property Trustee, and Hearst-Argyle Television, Inc., as Sponsor, and by the Holders, from time to time, of beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Series B Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Series B Common Securities for a portion of the Series B Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Series B Debentures on behalf of the undersigned, into Hearst-Argyle Common Stock (at the conversion rate specified in the terms of the Series B Common Securities set forth as Annex I to the Declaration).

           The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

           Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration and the Series B Common Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Hearst-Argyle Series A Common Stock issuable upon conversion of the Series B Common Securities.

Date:  _____________, 20__

         in whole __                in part __

                                    Number of Series B Common Securities to be converted: ____________________

         If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Hearst-Argyle Common Stock are to be issued, along with the address or addresses of such person or persons

                _______________________________

                _______________________________

                _______________________________



                                ___________________________________________
                                Signature (for conversion only)

                                Please Print or Typewrite Name and Address,
                                Including Zip Code, and Social Security or Other Identifying Number

                                ___________________________________________

                                ___________________________________________

                                ___________________________________________

                                Signature Guarantee:* _____________________


--------------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                               -------------------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Series B Common Security Certificate to:


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        (Insert assignee's social security or tax identification number)


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                    (Insert address and zip code of assignee)

and irrevocably appoints


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agent to transfer this Series B Common Security Certificate on the books of the
Trust. The agent may substitute another to act for him or her.

Date:  _________________

Signature:_________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee:**____________________________________________




----------------------

** (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)